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                                                                    Exhibit 10.9

                                                                      [BAR CODE]

                                  WARRANTY DEED

     THIS INDENTURE, made this 11th day of July, 2005, between NEAL C. MESSER AND BONNIE M. MESSER, husband and wife, Grantors, and RED TRAIL ENERGY, LLC, a limited liability company under the laws of the State of North Dakota, Grantee, whose post office address is P.O. Box 11, Richardton, North Dakota 58652.

     WITNESSETH, for and in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration, Grantors do hereby grant to the Grantee all of the following real property lying and being in the County of Stark and State of North Dakota, and described as follows, to wit:

     A tract of land located in the Southwest Quarter (SW 1/4) of Section 4, Township 139 North, Range 92 West of the 5th Principal Meridian, Stark County, North Dakota being more particularly described as follows;

     Al that portion of said Southwest Quarter lying south of the southerly 200 foot right-of-way line of the Burlington Northern / Santa Fe Railroad as surveyed and constructed across said Southwest Quarter of Section 4, except the west 100.00 feet, and the south 850.00 feet of the west 920.00 feet of said Southwest Quarter of Section 4.

     Said tract contains 67.93 acres.

     EXCEPTING AND RESERVING therefrom all oil, gas, coal, and all paleontology artifacts

     And the said Grantors for themselves, their heirs and personal representatives, do covenant with the Grantee that they are well seized in fee of the land and premises aforesaid and have good right to sell and convey the same in the manner and form aforesaid; that the same are free from all encumbrances, except installments of special assessments or assessments for special improvements which have not been certified to the County Auditor for collection, and the above-granted lands and premises in the quiet and peaceable possession of said Grantee, against all persons lawfully claiming or to claim the whole or any part thereof, the said Grantors will warrant and defend.

     WITNESS, the hands of the Grantors.

[The legal description was drafted by
 Rick Leach, of Kadrmas, Lee &
Jackson of Dickinson, North Dakota.]


                                        /s/ Neal C. Messer
                                        ----------------------------------------
                                        Neal C. Messer


                                        /s/ Bonnie M. Messer
                                        ----------------------------------------
                                        Bonnie M. Messer


(MACKOLL KELLOGG LAW FIRM LOGO)


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I certify that a report of the full consideration paid for the property described in this deed will be filed with the North Dakota State Board of Equalization.


                                        /s/ Michael J. Maus
                                        ----------------------------------------
                                        Michael J. Maus, Agent

                                        Date 7/11/05

********************************************************************************

STATE OF NORTH DAKOTA )
                      : ss.
COUNTY OF STARK       )

     On this 11th day of July, 2005, before me personally appeared Neal C. Messer and Bonnie M. Messer, husband and wife, known to me to be the persons whose names are subscribed to the foregoing instrument and acknowledged to me that they executed the same.


[MICHAEL J. MAUS STAMP]                 /s/ Michael J. Maus
                                        ----------------------------------------
                                        -------------------------, Notary Public
                                        Stark County, North Dakota
                                        My Commission Expires: 7/5/08

                                        [AUDITOR'S OFFICE STAMP]

(MACKOLL KELLOGG LAW FIRM LOGO)                                       [BAR CODE]


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